UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 29, 2005

                             BRIDGE CAPITAL HOLDINGS
                             -----------------------
             (Exact name of registrant as specified in its charter)

    CALIFORNIA                       000-50974                  80-0123855
    ----------                       ---------                  ----------
  (State or other                (Commission File              (IRS Employer
   jurisdiction                       Number)               Identification No.)
 of incorporation)

                     55 ALMADEN BOULEVARD
                     SAN JOSE, CALIFORNIA                   95113
            ---------------------------------------         -----
         (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountant

(i) On March 29, 2005, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants for Bridge Capital Holdings.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the most recent fiscal years and through March 29, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv) During the two most recent fiscal years and through March 29, 2005, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(c>>.

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnished it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 29, 2005 is filed as Exhibit 16 to this Form 8-K.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2005                          Bridge Capital Holdings





                                               By: /s/THOMAS A. SA
                                                 -----------------
                                                      Thomas A. Sa
                                                      Executive Vice President
                                                      Chief Financial Officer





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



                                  EXHIBIT INDEX


16. Letter to the SEC regarding PricewaterhouseCoopers LLP declining to stand for reelection as the independent accountants for Bridge Capital Holdings.








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